EXHIBIT 99.1

                                  $437,144,000
                                  (APPROXIMATE)
                                 GSAMP 2003-FM1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES


OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

------------------- ---------------- -------------- ----------- ------------------- ----------- --------------- -------------------
                      APPROXIMATE       PRIMARY      EXPECTED         INITIAL       ESTIMATED     PRINCIPAL
                       PRINCIPAL      COLLATERAL      CREDIT     PASS-THROUGH RATE  AVG. LIFE      PAYMENT       MOODY'S/S&P/FITCH
   CERTIFICATES         BALANCE          GROUP       SUPPORT            (2)         (YRS) (3)   WINDOW (3) (4)   EXPECTED RATINGS
------------------- ---------------- -------------- ----------- ------------------- ----------- --------------- -------------------
A-1                   246,526,000     Group I (1)      17.25%       LIBOR + [%]        2.35     04/03 - 04/10       Aaa/AAA/AAA
A-2                   119,790,000    Group II (1)      17.25%       LIBOR + [%]        2.56     04/03 - 04/10       Aaa/AAA/AAA
M-1                    27,224,000    Group I & II      11.10%       LIBOR + [%]        4.85     07/06 - 04/10        Aa2/AA/AA
M-2                    22,134,000    Group I & II       6.10%       LIBOR + [%]        4.79     05/06 - 04/10         A2/A/A+
B-1                     9,961,000    Group I & II       3.85%       LIBOR + [%]        4.77     04/06 - 04/10      Baa1/BBB+/A-
B-2                     6,640,000    Group I & II       2.35%       LIBOR + [%]        4.75     04/06 - 04/10      Baa2/BBB-/BBB
B-3                     4,869,000    Group I & II       1.25%       LIBOR + [%]        4.49     04/06 - 02/10      Baa3/BB+/BBB-
   TOTAL             $437,144,000(5)
------------------- ---------------- -------------- ----------- ------------------- ----------- --------------- -------------------

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2 Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in March 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.


SELECTED MORTGAGE POOL DATA (6)
-------------------------------

------------------------------------------------------ ----------------------------- ------------------------------ ---------------
                                                                  GROUP I                         GROUP II
                                                       ----------------------------- ------------------------------
                                                         ADJUSTABLE                     ADJUSTABLE                     AGGREGATE
                                                            RATE        FIXED RATE         RATE        FIXED RATE
------------------------------------------------------ -------------- -------------- --------------- -------------- ---------------
SCHEDULED PRINCIPAL BALANCE:                            $253,260,631    $44,656,542     $79,727,771    $65,033,398    $442,678,342
NUMBER OF MORTGAGE LOANS:                                      1,504            220             289            238           2,251
AVERAGE SCHEDULED PRINCIPAL BALANCE:                        $168,391       $202,984        $275,875       $273,250        $196,659
WEIGHTED AVERAGE GROSS COUPON:                                7.794%         6.577%          8.065%         7.134%          7.623%
WEIGHTED AVERAGE NET COUPON(7):                               7.287%         6.070%          7.558%         6.627%          7.116%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                            604            658             598            650             615
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                          81.05%         76.77%          79.68%         79.21%          80.10%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358            342             358            350             355
WEIGHTED AVERAGE SEASONING (MONTHS):                               2              3               2              3               3
WEIGHTED AVERAGE MONTHS TO ROLL(8):                               22            N/A              22            N/A              22
WEIGHTED AVERAGE GROSS MARGIN(8):                              6.99%            N/A           6.98%            N/A           6.99%
WEIGHTED AVERAGE INITIAL RATE CAP(8):                          3.00%            N/A           3.00%            N/A           3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP(8):                         1.50%            N/A           1.50%            N/A           1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(8):              14.79%            N/A          15.07%            N/A          14.86%
------------------------------------------------------ -------------- -------------- --------------- -------------- ---------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(8) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

|X| The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Fremont Investment & Loan ("Fremont").

|X| Credit support for the Certificates will be provided through a senior/subordinated structure and initial overcollateralization of 1.25%.

|X| This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $109,689,940 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 84 months and a strike rate of 1-month LIBOR equal to 7.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available only to pay Basis Risk Carry Forward Amounts on the Class A-2, M-1, M-2, B-1, B-2, and B-3 Certificates in the manner described herein (see Appendix A for Interest Rate Cap details).

|X|  The Mortgage Loans will be serviced by Ocwen Financial Corporation
     ("Ocwen").

|X| None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost" loans under any other applicable state, federal or local law.

|X| None of the Mortgage Loans are secured by a property in the state of Georgia.

|X| The transaction will be modeled on INTEX as "GSA03FM1" and on Bloomberg as "GSAMP 03-FM1".

|X| The Offered Certificates in the table will be registered under a registration statement filed with the Securities and Exchange Commission.


TIME TABLE
----------

EXPECTED CLOSING DATE:            March 27, 2003

CUT-OFF DATE:                     March 1, 2003

EXPECTED PRICING DATE:            March 17, 2003

FIRST DISTRIBUTION DATE:          April 20, 2003


KEY TERMS
---------

OFFERED CERTIFICATES:             Class A-1, Class A-2 (together, the "Class A
                                  Certificates"), Class M-1, Class M-2, Class
                                  B-1, Class B-2, and Class B-3 Certificates

DEPOSITOR:                        GS Mortgage Securities Corp.

LEAD MANAGER:                     Goldman Sachs & Co.

CO-MANAGER:                       Banc One Capital Markets, Inc.

SERVICER:                         Ocwen Financial Corporation

TRUSTEE:                          Deutsche Bank National Trust Company

SERVICING FEE:                    50 bps

TRUSTEE FEE:                      0.7 bps

INTEREST RATE CAP PROVIDER:       Goldman Sachs Capital Markets LP. The
                                  short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman
                                  Sachs Group, Inc., are rated P-1 by Moody's
                                  Investors Service Inc., A-1 by Standard &
                                  Poor's Ratings Group and F1+ by Fitch Ratings.
                                  The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch.

DISTRIBUTION DATE:                20th day of the month or the following
                                  Business Day

RECORD DATE:                      For any Distribution Date, the last Business
                                  Day of the accrual period

DELAY DAYS:                       0 day delay on all Certificates

DAY COUNT:                        Actual/360 basis


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

INTEREST ACCRUAL:                 The prior Distribution Date to the day prior
                                  to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT ASSUMPTION:    Adjustable rate mortgage loans: 28% Fixed rate
                                  mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12
                                  (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

MORTGAGE LOANS:                   The Trust will consist of two groups of
                                  subprime, fixed rate and adjustable rate, first lien residential mortgage loans.

GROUP I MORTGAGE LOANS:           Approximately $297,917,173 of Mortgage Loans
                                  with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie
                                  Mae.

GROUP II MORTGAGE LOANS:          Approximately $144,761,168 of Mortgage Loans
                                  with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

EXCESS SPREAD:                    The initial weighted average net coupon of the
                                  mortgage pool will be greater than the
                                  interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                                  Initial Gross WAC (1):             7.6229%
                                     Less Fees & Expenses (2):       0.5070%
                                  Net WAC (1):                       7.1159%
                                     Less Initial Certificate
                                     Coupon (Approx.)(1)(3):         1.9137%
                                  Initial Excess Spread (1):         5.2022%

                                     (1)   This amount will vary on each
                                           distribution date based on changes to
                                           the weighted average interest rate on
                                           the Mortgage Loans as well as any
                                           changes in day count.

                                     (2)   Includes the Servicing Fee and
                                           Trustee Fee.

                                     (3)   Assumes 1-month LIBOR equal to
                                           1.3097%, initial marketing spreads
                                           and a 30-day month. This amount will
                                           vary on each distribution date based
                                           on changes to the weighted average
                                           Pass-Through Rates on the Offered
                                           Certificates as well as any changes
                                           in day count.

SERVICER ADVANCING:               Yes as to principal and interest, subject to
                                  recoverability.

COMPENSATING INTEREST:            The Servicer shall provide Compensating
                                  Interest equal to the lesser of (A) the
                                  aggregate of the Prepayment Interest
                                  Shortfalls on the Mortgage Loans for the related Distribution Date resulting from
                                  Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee received for the related Distribution Date.

OPTIONAL CLEAN-UP CALL:           The transaction has a 10% optional clean-up
                                  call.

RATING AGENCIES:                  Moody's Investors Service, Inc., Standard &
                                  Poor's Ratings Group and Fitch Ratings.

MINIMUM DENOMINATION:             $25,000 with regard to the Class A
                                  Certificates, and $250,000 with regard to the Class M-1, M-2, B-1, B-2, and B-3
                                  Certificates.

LEGAL INVESTMENT:                 It is anticipated that Class A-1, A-2, and M-1
                                  Certificates will be SMMEA eligible.

ERISA ELIGIBLE:                   Underwriter's exemption is expected to apply
                                  to all Offered Certificates. However,
                                  prospective purchasers should consult their own counsel.

TAX TREATMENT:                    All Offered Certificates represent REMIC
                                  regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PROSPECTUS:                       The Offered Certificates will be offered
                                  pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                  "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                  Certificates may not be consummated unless the purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                  FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                  BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Until the Step-Down Date, principal will be paid (1) to the Class A-1 Certificates up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, B-1, B-2 and B-3 Certificates. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 1.25% overcollateralization (funded upfront) (After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)  the Distribution Date occurring in April 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 34.50%.

------------------- -------------------------------- ---------------------------
       CLASS        INITIAL SUBORDINATION PERCENTAGE  STEP-DOWN DATE PERCENTAGE
------------------- -------------------------------- ---------------------------
         A                       17.25%                         34.50%
------------------- -------------------------------- ---------------------------
        M-1                      11.10%                         22.20%
------------------- -------------------------------- ---------------------------
        M-2                      6.10%                          12.20%
------------------- -------------------------------- ---------------------------
        B-1                      3.85%                          7.70%
------------------- -------------------------------- ---------------------------
        B-2                      2.35%                          4.70%
------------------- -------------------------------- ---------------------------
        B-3                      1.25%                          2.50%
------------------- -------------------------------- ---------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [%] of the prior period's senior enhancement percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

--------------------------- ----------------------------------------------------
     DISTRIBUTION DATE               CUMULATIVE REALIZED LOSS PERCENTAGE:
--------------------------- ----------------------------------------------------
                              2.2500% for the first month, plus an additional
                                      1/12th of 1.5000% for each month
  April 2006 - March 2007   thereafter (e.g., approximately 2.3750% in May 2006)
--------------------------- ----------------------------------------------------
                              3.7500% for the first month, plus an additional
                                      1/12th of 1.2500% for each month
  April 2007 - March 2008   thereafter (e.g., approximately 3.8542% in May 2007)
--------------------------- ----------------------------------------------------
                              5.0000% for the first month, plus an additional
                                      1/12th of 0.5000% for each month
  April 2008 - March 2009   thereafter (e.g., approximately 5.0417% in May 2008)
--------------------------- ----------------------------------------------------
                              5.5000% for the first month, plus an additional
                                      1/12th of 0.2500% for each month
  April 2009 - March 2010   thereafter (e.g., approximately 5.5208% in May 2009)
--------------------------- ----------------------------------------------------
 April 2010 and thereafter                        5.7500%
--------------------------- ----------------------------------------------------

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2, B-1, B-2 and B-3 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1, B-2 AND B-3 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

    (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

    (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

    (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

    (iv)  to the Class B-1 Certificates, their Accrued Certificate Interest,

    (v)   to the Class B-2 Certificates, their Accrued Certificate Interest, and

    (vi)  to the Class B-3 Certificates, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) the Group I Principal Distribution Amount will be distributed to the Class A-1 Certificates, until the Certificate Principal Balances thereof has been reduced to zero,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(b) the Group II Principal Distribution Amount will be distributed to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

    (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

    (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

    (iii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

    (iv) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

    (v) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balances thereof has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

    (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

    (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

    (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

    (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

    (v) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of the Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other class of the Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

    (i)   to the Class M-1 Certificates, their unpaid interest shortfall amount,

    (ii)  to the Class M-2 Certificates, their unpaid interest shortfall amount,

    (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

    (iv)  to the Class B-2 Certificates, their unpaid interest shortfall amount,

    (v)   to the Class B-3 Certificates, their unpaid interest shortfall amount,

    (vi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

    (vii) sequentially, to Classes M-1, M-2, B-1, B-2, and B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Cary Forward Amounts, and

   (viii) also, from any available Interest Rate Cap payments, (1) sequentially to the Class A-2, M-1, M-2, B-1, B-2, and B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Cary Forward Amounts, and then to the extent remaining (2) to the excess cashflow certificates.

Once realized losses are allocated sequentially to the Class B-3, B-2, B-1, M-2 and M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing and the trustee fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

    (i) all scheduled payments of principal due during the related Due Period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

    (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

    (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

    (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

    (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 65.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE
-------------------------------------------------

 PRODUCT             NO PENALTY     0-12 MONTHS    13-24 MONTHS    25-36 MONTHS    37-48 MONTHS    49-60 MONTHS        TOTAL
---------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
2/28 LIBOR ARM      $16,878,420     $10,293,477    $295,846,086      $4,882,121              $0      $1,763,218    $329,663,322
3/27 LIBOR ARM         $182,164              $0        $609,337      $2,533,579              $0              $0      $3,325,079
Fixed Balloon          $208,245              $0        $184,445        $293,265              $0              $0        $685,955
Fixed Rate           $1,782,524      $1,621,085     $27,108,825     $77,912,571              $0        $578,981    $109,003,985
---------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL               $19,051,354     $11,914,561    $323,748,693     $85,621,536              $0      $2,342,198    $442,678,342
===============    ============    ============    ============    =============   ============    ============    ============

 PRODUCT             NO PENALTY     0-12 MONTHS    13-24 MONTHS    25-36 MONTHS    37-48 MONTHS    49-60 MONTHS
---------------    ------------    ------------    ------------    ------------    ------------    ------------
2/28 LIBOR ARM            5.12%           3.12%          89.74%           1.48%           0.00%           0.53%
3/27 LIBOR ARM            5.48%           0.00%          18.33%          76.20%           0.00%           0.00%
Fixed Balloon            30.36%           0.00%          26.89%          42.75%           0.00%           0.00%
Fixed Rate                1.64%           1.49%          24.87%          71.48%           0.00%           0.53%
---------------    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL                     4.30%           2.69%          73.13%          19.34%           0.00%           0.53%
===============    ============    ============    ============    =============   ============    ============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES

The assumptions for the breakeven CDR table below are as follows:

|X|  Closing date of March 25, 2003

|X|  The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

|X| 1-month and 6-month Forward LIBOR curves (as of close on March 7, 2003) are used

|X|  40% loss severity

|X|  There is a 6 month lag in recoveries

|X| Priced to call with collateral losses calculated through the life of the applicable bond

|X|  Certificates are priced at par

---------------------------------------------------------------------------------------------------------------------
                   SCENARIO                FIRST DOLLAR OF LOSS           LIBOR FLAT                0% RETURN
---------------------------------------------------------------------------------------------------------------------
     Class M-1     CDR                                    25.70%                    26.18%                    27.33%
                   Yield                                 3.3523%                   2.5297%                   0.0245%
                   WAL                                      3.99                      3.90                      3.78
                   Modified Duration                        3.77                      3.72                      3.68
                   Window                          Mar07 - Mar07             Feb07 - Feb07             Jan07 - Jan07
                   Principal Writedown          11,365.04 (0.04%)        907,211.42 (3.33%)     3,427,771.07 (12.59%)
                   Collateral Losses       76,604,085.92 (17.30%)    77,165,036.65 (17.43%)    79,155,349.69 (17.88%)
---------------------------------------------------------------------------------------------------------------------
     CLASS M-2     CDR                                    17.04%                    17.75%                    18.66%
                   Yield                                 4.6340%                   2.7860%                   0.0079%
                   WAL                                      4.74                      4.62                      4.43
                   Modified Duration                        4.29                      4.25                      4.23
                   Window                          Dec07 - Dec07             Nov07 - Nov07             Oct07 - Oct07
                   Principal Writedown             930.85 (0.00%)      1,990,089.59 (8.99%)     4,530,018.99 (20.47%)
                   Collateral Losses       58,680,762.15 (13.26%)    60,301,037.88 (13.62%)    62,399,213.75 (14.10%)
---------------------------------------------------------------------------------------------------------------------
     CLASS B-1     CDR                                    13.74%                    14.22%                    14.61%
                   Yield                                 5.6793%                   2.9204%                   0.0420%
                   WAL                                      5.07                      4.94                      4.81
                   Modified Duration                        4.43                      4.40                      4.44
                   Window                          Apr08 - Apr08             Mar08 - Mar08             Mar08 - Mar08
                   Principal Writedown           9,617.00 (0.10%)     1,452,646.02 (14.58%)     2,730,671.37 (27.41%)
                   Collateral Losses       50,260,990.68 (11.35%)    51,446,678.93 (11.62%)    52,606,695.45 (11.88%)
---------------------------------------------------------------------------------------------------------------------
     CLASS B-2     CDR                                    11.70%                    12.12%                    12.37%
                   Yield                                 6.7688%                   2.9841%                   0.0268%
                   WAL                                      5.32                      5.15                      5.01
                   Modified Duration                        4.48                      4.46                      4.48
                   Window                          Jul08 - Jul08             Jun08 - Jun08             Jun08 - Jun08
                   Principal Writedown           3,862.44 (0.06%)     1,388,045.52 (20.90%)     2,261,736.31 (34.06%)
                   Collateral Losses       44,575,551.26 (10.07%)    45,703,697.30 (10.32%)    46,496,839.64 (10.50%)
---------------------------------------------------------------------------------------------------------------------
     CLASS B-3     CDR                                    10.35%                    10.71%                    10.89%
                   Yield                                 7.5432%                   3.0935%                   0.0100%
                   WAL                                      5.49                      5.29                      5.15
                   Modified Duration                        4.50                      4.46                      4.48
                   Window                          Sep08 - Sep08             Aug08 - Aug08             Aug08 - Aug08
                   Principal Writedown          13,098.28 (0.27%)     1,244,721.71 (25.56%)     1,910,787.76 (39.24%)
                   Collateral Losses        40,523,314.40 (9.15%)     41,536,391.65 (9.38%)     42,133,634.56 (9.52%)
---------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

SCHEDULED PRINCIPAL BALANCE:                                       $442,678,342
NUMBER OF MORTGAGE LOANS:                                                 2,251
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $196,659
WEIGHTED AVERAGE GROSS COUPON:                                           7.623%
WEIGHTED AVERAGE NET COUPON:                                             7.116%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       615
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     80.10%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            355
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3
WEIGHTED AVERAGE MONTHS TO ROLL:                                             22
WEIGHTED AVERAGE GROSS MARGIN:                                            6.99%
WEIGHTED AVERAGE INITIAL RATE CAP:                                        3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                       1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                            14.86%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
  CURRENT PRINCIPAL    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
       BALANCE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
$75,000 & Below             189    $11,705,563      2.64%      9.286%         589      $61,934     77.88%     73.05%     73.47%
$75,001 - $100,000          221     19,417,545      4.39       8.372          602       87,862     78.63      67.74      84.14
$100,001 - $125,000         251     28,333,324      6.40       8.167          602      112,882     79.97      64.85      87.63
$125,001 - $150,000         253     34,851,701      7.87       8.110          605      137,754     79.11      68.69      92.53
$150,001 - $200,000         447     78,478,990     17.73       7.657          610      175,568     80.33      63.24      91.45
$200,001 - $250,000         332     74,732,914     16.88       7.516          613      225,099     80.41      63.44      94.20
$250,001 - $300,000         211     57,900,505     13.08       7.424          620      274,410     81.06      60.45      91.01
$300,001 - $450,000         266     94,583,118     21.37       7.359          624      355,576     80.91      61.30      94.82
$450,001 & Above             81     42,674,682      9.64       7.048          635      526,848     78.24      63.80      97.74
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY CURRENT RATE

                                              PCT. OF
                                              POOL BY     WEIGHTED                  AVG.                             PCT.
                    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 CURRENT RATE        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
5.99% & Below             47    $12,474,660      2.82%      5.886%         694     $265,418     73.61%     92.26%     94.28%
6.00- 6.49%              144     37,032,015      8.37       6.235          654      257,167     76.95      90.79      98.92
6.50- 6.99%              492    117,123,765     26.46       6.774          635      238,056     79.55      73.94      97.16
7.00- 7.49%              225     49,468,817     11.17       7.233          618      219,861     79.88      66.33      91.79
7.50- 7.99%              398     82,898,463     18.73       7.767          609      208,288     82.12      49.95      86.35
8.00- 8.49%              260     47,426,880     10.71       8.250          600      182,411     83.02      56.33      89.85
8.50- 8.99%              339     53,589,789     12.11       8.707          593      158,082     81.81      45.42      89.49
9.00- 9.49%              147     19,242,944      4.35       9.234          568      130,904     81.17      58.21      90.33
9.50- 9.99%              104     12,725,210      2.87       9.696          556      122,358     78.35      50.35      90.07
10.00% & Above            95     10,695,799      2.42      10.861          543      112,587     68.76      62.19      90.41
-----------------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                  2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
=================   ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
                NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 FICO             LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-------------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
500-519              129    $20,690,069      4.67%      8.828%         511     $160,388     74.28%     55.17%     97.01%
520-539              166     27,720,562      6.26       8.687          530      166,991     75.10      56.04      94.54
540-559              171     29,969,980      6.77       8.433          551      175,263     76.56      67.41      98.07
560-579              255     46,946,992     10.61       8.184          569      184,106     81.08      72.12      93.15
580-599              262     50,073,019     11.31       7.631          590      191,118     80.83      70.68      95.14
600-619              275     54,563,560     12.33       7.337          609      198,413     80.14      77.04      92.42
620-639              311     65,226,101     14.73       7.278          629      209,730     81.47      62.69      91.51
640-659              265     55,824,438     12.61       7.282          649      210,658     81.81      50.93      91.66
660-679              178     38,618,947      8.72       7.139          669      216,960     81.62      55.62      86.73
680-699               93     19,356,778      4.37       7.190          689      208,137     83.09      51.76      92.05
700-719               56     13,075,659      2.95       6.810          710      233,494     79.04      61.33      85.04
720-739               24      5,701,041      1.29       6.820          729      237,543     80.85      75.38      78.02
740 & Above           60     14,377,936      3.25       7.081          765      239,632     80.11      63.73      87.15
N/A                    6        533,260      0.12      10.889          N/A       88,877     60.68     100.00     100.00
-------------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL              2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
=============   ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY ORIGINAL LTV

                                              PCT. OF
                                              POOL BY     WEIGHTED                  AVG.                             PCT.
                    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  ORIGINAL LTV        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
40.00% & Below            20     $2,914,512      0.66%      7.319%         626     $145,726     29.29%     61.55%     89.38%
40.01 - 50.00%            27      5,434,170      1.23       7.186          611      201,266     46.67      61.37      84.32
50.01 - 60.00%            89     16,407,467      3.71       7.608          601      184,354     56.15      59.19      89.87
60.01 - 70.00%           180     36,662,547      8.28       7.897          595      203,681     66.21      56.92      91.69
70.01 - 80.00%         1,101    210,318,165     47.51       7.576          613      191,025     78.61      54.51      94.38
80.01 - 85.00%           234     47,977,499     10.84       7.647          611      205,032     84.41      71.14      84.62
85.01 - 90.00%           496    102,860,069     23.24       7.541          622      207,379     89.64      82.68      90.92
90.01 - 95.00%            40      8,007,020      1.81       7.935          636      200,176     94.81      88.34     100.00
95.01 - 100.00%           64     12,096,894      2.73       8.301          677      189,014     99.96      38.48     100.00
-----------------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                  2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
=================   ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY DOCUMENTATION

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    DOCUMENTATION        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Full                      1,458   $281,268,847     63.54%      7.439%         613     $192,914     81.05%    100.00%     92.10%
Stated                      671    128,195,785     28.96       8.073          621      191,052     78.07       0.00      92.17
Easy                        122     33,213,710      7.50       7.444          608      272,244     79.94       0.00      93.49
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     LOAN PURPOSE        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Cashout Refi              1,337   $274,621,712     62.04%      7.563%         605     $205,401     78.20%     65.91%     92.98%
Purchase                    818    148,899,397     33.64       7.758          634      182,029     83.99      59.18      90.16
Rate/Term Refi               96     19,157,233      4.33       7.440          613      199,555     77.10      63.48      97.46
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY OCCUPANCY STATUS

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
  OCCUPANCY     NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    STATUS        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Owner              2,022   $408,268,853     92.23%      7.590%         613     $201,913     80.15%     63.45%    100.00%
Non-Owner            200     28,872,812      6.52       8.047          640      144,364     79.33      68.02       0.00
Second Home           29      5,536,677      1.25       7.832          625      190,920     80.58      46.47       0.00
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL              2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY PROPERTY TYPE

                                            PCT. OF
                                            POOL BY     WEIGHTED                  AVG.                             PCT.
                  NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 PROPERTY TYPE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Single Family        1,906   $381,312,895     86.14%      7.580%         613     $200,059     79.96%     64.55%     94.36%
2-4 Family             173     34,369,635      7.76       7.866          634      198,668     81.26      56.85      73.57
Condo                  155     25,595,769      5.78       7.858          621      165,134     80.99      56.00      85.24
Man. Housing            17      1,400,044      0.32       8.968          587       82,356     73.88      90.03      96.26
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                              DISTRIBUTION BY STATE

                                             PCT. OF
                                             POOL BY     WEIGHTED                  AVG.                             PCT.
                   NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     STATE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
California-South        588   $139,587,163     31.53%      7.248%         625     $237,393     80.58%     63.27%     93.71%
California-North        343     87,083,961     19.67       7.302          621      253,889     77.51      71.11      92.78
Florida                 306     41,612,602      9.40       8.158          604      135,989     82.51      53.96      86.74
New York                128     29,094,956      6.57       7.777          610      227,304     78.81      58.40      91.51
Illinois                105     17,198,510      3.89       8.083          602      163,795     80.13      59.79      84.89
New Jersey               76     15,222,518      3.44       8.337          601      200,296     77.75      52.43      92.33
Colorado                 72     14,073,971      3.18       7.604          603      195,472     80.56      63.86      93.35
Massachusetts            40      8,615,993      1.95       7.766          625      215,400     76.60      55.15      88.95
Connecticut              41      8,292,029      1.87       8.113          607      202,245     81.69      49.14      94.88
Arizona                  59      8,195,720      1.85       7.734          603      138,911     79.76      75.72      94.25
Maryland                 39      8,109,256      1.83       7.694          612      207,930     80.69      68.55      97.29
Others                  454     65,591,662     14.82       8.052          608      144,475     82.25      66.70      93.01
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
=================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                            DISTRIBUTION BY ZIP CODES

                                      PCT. OF
                                      POOL BY     WEIGHTED                  AVG.                             PCT.
            NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 ZIP CODES    LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
92881             10     $2,989,656      0.68%      7.084%         604     $298,966     85.75%     87.32%    100.00%
94513              8      2,704,699      0.61       7.043          580      338,087     80.08      87.44     100.00
92677              7      2,306,152      0.52       7.212          602      329,450     80.56      47.60      92.73
94509             10      2,229,590      0.50       7.250          624      222,959     81.83      83.71     100.00
94591              5      1,912,977      0.43       7.926          591      382,595     84.18      56.20     100.00
95127              6      1,904,976      0.43       7.707          606      317,496     80.42      31.24      83.23
92656              6      1,897,209      0.43       7.599          643      316,202     85.39      35.31     100.00
92557             10      1,870,068      0.42       6.959          615      187,007     85.11      82.50     100.00
92688              5      1,485,694      0.34       6.806          605      297,139     77.41      35.20     100.00
93955              5      1,404,011      0.32       8.007          629      280,802     75.80      15.10      84.35
Others         2,179    421,973,311     95.32       7.638          616      193,655     80.01      63.68      92.01
---------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL          2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
=========   ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
       REMAINING       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  MONTHS TO MATURITY     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
0 - 180                      27     $5,397,111      1.22%      6.809%         663     $199,893     74.59%     90.31%     89.16%
181 - 240                     4        848,479      0.19       6.724          693      212,120     73.46       0.00     100.00
241 - 360                 2,220    436,432,752     98.59       7.635          615      196,591     80.18      63.33      92.25
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY PRODUCT TYPE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     PRODUCT TYPE        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
2/28 LIBOR ARM            1,774   $329,663,322     74.47%      7.859%         603     $185,831     80.74%     60.56%     91.89%
Fixed Rate                  455    109,003,985     24.62       6.902          653      239,569     78.25      72.69      93.34
3/27 LIBOR ARM               19      3,325,079      0.75       7.806          603      175,004     78.73      51.83      87.03
Fixed Balloon                 3        685,955      0.15       7.664          641      228,652     72.87     100.00     100.00
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY PERIODIC CAP

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     PERIODIC CAP        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
1.50%                     1,793   $332,988,402     75.22%      7.859%         603     $185,716     80.72%     60.47%     91.85%
N/A                         458    109,689,940     24.78       6.907          653      239,498     78.22      72.86      93.39
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
       MONTHS TO       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
      RATE RESET         LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
13-24                     1,774   $329,663,322     74.47%      7.859%         603     $185,831     80.74%     60.56%     91.89%
25-36                        19      3,325,079      0.75       7.806          603      175,004     78.73      51.83      87.03
N/A                         458    109,689,940     24.78       6.907          653      239,498     78.22      72.86      93.39
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  LIFE MAXIMUM RATE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
12.50-12.99%                 24     $5,669,180     1.28%       5.933%         664     $236,216     80.61%     86.45%    100.00%
13.00-13.49%                 78     18,179,345      4.11       6.266          634      233,069     80.02      95.14      98.62
13.50-13.99%                267     59,172,774     13.37       6.793          620      221,621     80.24      78.50      97.32
14.00-14.49%                188     40,392,037      9.12       7.245          612      214,851     80.44      66.56      91.78
14.50-14.99%                376     77,686,460     17.55       7.767          607      206,613     81.80      50.06      86.56
15.00-15.49%                242     43,841,924      9.90       8.251          599      181,165     82.68      55.22      90.28
15.50-15.99%                304     48,382,449     10.93       8.709          590      159,153     81.49      42.49      91.52
16.00% & Above              314     39,664,233      8.96       9.788          555      126,319     76.87      55.89      91.94
N/A                         458    109,689,940     24.78       6.907          653      239,498     78.22      72.86      93.39
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     2,251   $442,678,342   100.00%       7.623%         615     $196,659     80.10%     63.54%     92.23%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                             DISTRIBUTION BY MARGIN

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
                NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    MARGIN        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
6.49% & Below          2       $582,740      0.13%      6.449%         614     $291,370     84.55%    100.00%    100.00%
6.50% - 6.99%      1,791    332,405,661     75.09       7.861          603      185,598     80.72      60.40      91.83
N/A                  458    109,689,940     24.78       6.907          653      239,498     78.22      72.86      93.39
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL              2,251   $442,678,342    100.00%      7.623%         615     $196,659     80.10%     63.54%     92.23%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP I ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $253,260,631
NUMBER OF MORTGAGE LOANS:                                                 1,504
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $168,391
WEIGHTED AVERAGE GROSS COUPON:                                           7.794%
WEIGHTED AVERAGE NET COUPON:                                             7.287%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       604
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     81.05%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE SEASONING (MONTHS):                                          2
WEIGHTED AVERAGE MONTHS TO ROLL:                                             22
WEIGHTED AVERAGE GROSS MARGIN:                                            6.99%
WEIGHTED AVERAGE INITIAL RATE CAP:                                        3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                       1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                            14.79%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
  CURRENT PRINCIPAL    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
       BALANCE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
$75,000 & Below             108     $6,737,502      2.66%      8.792%         595      $62,384     80.36%     75.43%     74.10%
$75,001 - $100,000          172     15,072,544      5.95       8.214          601       87,631     79.73      67.30      85.50
$100,001 - $125,000         206     23,235,580      9.17       8.104          598      112,794     80.77      63.00      90.18
$125,001 - $150,000         200     27,459,413     10.84       7.994          604      137,297     80.52      65.86      92.07
$150,001 - $200,000         353     61,932,705     24.45       7.758          603      175,447     80.97      62.87      91.06
$200,001 - $250,000         249     56,006,322     22.11       7.621          603      224,925     81.33      60.10      94.73
$250,001 - $300,000         151     41,483,980     16.38       7.567          608      274,728     81.55      58.51      89.40
$300,001 & Above             65     21,332,586      8.42       7.588          614      328,194     81.72      51.37      87.02
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY CURRENT RATE

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
                NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 CURRENT RATE     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
5.99% & Below         19     $3,841,696      1.52%      5.954%         673     $202,195     79.92%     80.01%     100.00%
6.00- 6.49%           62     11,825,951      4.67       6.267          632      190,741     80.95      92.53       97.88
6.50- 6.99%          234     44,478,867     17.56       6.793          622      190,081     80.29      80.89       96.44
7.00- 7.49%          169     32,479,897     12.82       7.250          612      192,189     80.28      69.28       90.80
7.50- 7.99%          335     61,903,347     24.44       7.764          607      184,786     81.30      52.52       85.14
8.00- 8.49%          216     33,877,694     13.38       8.248          595      156,841     82.74      57.06       88.99
8.50- 8.99%          288     42,536,142     16.80       8.708          590      147,695     81.13      43.46       90.35
9.00- 9.49%          125     15,272,869      6.03       9.226          565      122,183     81.32      58.44       91.64
9.50 & Above          56      7,044,167      2.78       9.644          552      125,789     78.87      57.09       87.08
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL              1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%      90.51%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                      PCT. OF
                                      POOL BY     WEIGHTED                  AVG.                             PCT.
            NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  FICO        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
500-519           93    $15,216,686      6.01%      8.531%         511     $163,620     74.97%     60.36%     96.60%
520-539          117     18,642,077      7.36       8.389          530      159,334     76.03      62.36      94.16
540-559          120     19,543,995      7.72       8.264          551      162,867     77.08      67.08      97.73
560-579          203     34,545,707     13.64       8.138          569      170,176     81.29      72.62      92.84
580-599          202     33,544,833     13.25       7.656          589      166,064     80.89      68.50      93.78
600-619          191     31,643,385     12.49       7.510          609      165,672     81.67      73.47      89.26
620-639          197     33,818,471     13.35       7.461          628      171,667     83.27      63.69      87.91
640-659          172     29,174,525     11.52       7.570          649      169,619     82.75      36.28      90.19
660-679           99     17,999,631      7.11       7.451          669      181,814     83.23      48.51      81.81
680-699           49      8,199,441      3.24       7.343          689      167,336     84.81      53.21      92.46
700-719           24      4,368,237      1.72       7.495          709      182,010     84.29      46.61      64.86
720-739            8      1,476,450      0.58       7.236          731      184,556     86.37      60.10      72.89
740 & Above       27      4,959,316      1.96       7.757          762      183,678     86.74      45.88      74.76
N/A                2        127,878      0.05       9.389          N/A       63,939     54.24     100.00     100.00
----------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL          1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
=========== ========= ============= =========== =========== =========== =========== ========== ========== ==========


                          DISTRIBUTION BY ORIGINAL LTV

                                            PCT. OF
                                            POOL BY     WEIGHTED                  AVG.                             PCT.
                  NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  ORIGINAL LTV     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
40.00% & Below          11     $1,009,315      0.40%      8.163%         604      $91,756     31.02%     41.46%     69.32%
40.01 - 50.00%          11      1,738,492      0.69       7.833          571      158,045     45.70      61.81      81.39
50.01 - 60.00%          40      6,945,677      2.74       7.714          571      173,642     56.53      45.14      87.63
60.01 - 70.00%          91     16,834,278      6.65       7.951          570      184,992     66.21      48.48      84.50
70.01 - 80.00%         800    132,309,926     52.24       7.727          603      165,387     78.95      52.18      93.58
80.01 - 85.00%         148     24,324,696      9.60       7.930          595      164,356     84.61      73.09      78.30
85.01 - 90.00%         327     56,596,966     22.35       7.758          612      173,079     89.78      86.65      89.11
90.01 - 95.00%          26      4,904,119      1.94       7.853          640      188,620     94.87      80.97     100.00
95.01 - 100.00%         50      8,597,163      3.39       8.345          667      171,943     99.98      36.72     100.00
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY DOCUMENTATION

                                         PCT. OF
                                         POOL BY     WEIGHTED                  AVG.                             PCT.
               NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
DOCUMENTATION    LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-------------  ---------  ------------ ----------- ----------- ----------- ---------- ---------- ---------- -----------
Full                951   $155,774,703     61.51%      7.622%         598     $163,801     82.37%    100.00%     89.98%
Stated              486     84,248,693     33.27       8.130          617      173,351     78.56       0.00      90.90
Easy                 67     13,237,235      5.23       7.685          589      197,571     81.39       0.00      94.26
-------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL             1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
=============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     LOAN PURPOSE        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Cashout Refi                804   $138,747,291     54.78%      7.833%         585     $172,571     78.80%     62.87%     90.48%
Purchase                    648    105,758,482     41.76       7.755          631      163,208     84.17      59.59      90.13
Rate/Term Refi               52      8,754,857      3.46       7.657          588      168,363     78.98      63.01      95.50
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY OCCUPANCY STATUS

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
   OCCUPANCY    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    STATUS        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Owner              1,345   $229,222,255     90.51%      7.772%         601     $170,425     81.19%     61.15%    100.00%
Non-Owner            137     20,363,678      8.04       7.988          635      148,640     79.63      68.53       0.00
Second Home           22      3,674,698      1.45       8.057          613      167,032     80.06      45.00       0.00
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL              1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY PROPERTY TYPE

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 PROPERTY TYPE     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Single Family       1,253   $208,591,058     82.36%      7.786%         600     $166,473     80.91%     62.23%     92.76%
2-4 Family            129     26,221,446     10.35       7.890          628      203,267     82.22      54.95      74.06
Condo                 112     17,609,475      6.95       7.712          615      157,227     81.28      60.88      88.14
Man. Housing           10        838,652      0.33       8.403          591       83,865     75.39     100.00      93.76
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL               1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                              DISTRIBUTION BY STATE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
        STATE            LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
California-South            341    $67,819,184     26.78%      7.496%         610     $198,883     81.21%     60.32%     93.31%
California-North            206     41,285,643     16.30       7.545          609      200,416     78.52      68.68      88.29
Florida                     226     29,350,629     11.59       8.092          599      129,870     82.92      59.13      85.62
New York                     73     15,525,612      6.13       8.026          593      212,680     78.40      55.37      86.30
Illinois                     84     12,852,184      5.07       8.055          601      153,002     81.51      57.30      88.28
Colorado                     49      9,067,094      3.58       7.755          593      185,043     81.57      57.49      89.68
New Jersey                   50      8,496,278      3.35       7.975          594      169,926     79.75      58.63      94.12
Arizona                      47      6,476,503      2.56       7.731          602      137,798     79.15      70.23      93.50
Massachusetts                25      4,913,493      1.94       7.752          615      196,540     78.60      58.70      88.51
Connecticut                  29      4,909,281      1.94       8.059          615      169,286     82.09      36.07      93.57
Maryland                     27      4,892,601      1.93       7.865          591      181,207     79.42      59.82      95.50
Others                      347     47,672,129     18.82       8.058          602      137,384     83.32      64.75      91.92
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODES

                                       PCT. OF
                                       POOL BY     WEIGHTED                  AVG.                             PCT.
             NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 ZIP CODES     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 92881              6     $1,536,412      0.61%      7.329%         592     $256,069     87.00%    100.00%     100.00%
 94509              7      1,412,064      0.56       7.671          590      201,723     81.77      74.27      100.00
 06810              5      1,095,405      0.43       8.325          654      219,081     88.77      21.34      100.00
 92530              6      1,089,680      0.43       7.276          631      181,613     83.39      66.77      100.00
 94577              4      1,006,185      0.40       6.726          645      251,546     80.00     100.00      100.00
 96753              4        987,465      0.39       7.380          608      246,866     87.38     100.00       74.62
 92057              5        985,367      0.39       7.075          584      197,073     72.01     100.00      100.00
 90043              4        948,763      0.37       7.560          596      237,191     90.75      74.44      100.00
 10701              3        915,508      0.36       7.986          593      305,169     83.41      36.17      100.00
 94565              4        915,086      0.36       7.970          601      228,772     78.19      51.57       78.18
Others          1,456    242,368,696     95.70       7.806          604      166,462     80.94      60.96       90.27
-----------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL           1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%      90.51%
===========  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
       REMAINING       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  MONTHS TO MATURITY     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
241 - 360                 1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY PRODUCT TYPE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     PRODUCT TYPE        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
2/28 LIBOR ARM            1,490   $251,140,204     99.16%      7.793%         604     $168,550     81.06%     61.71%     90.57%
3/27 LIBOR ARM               14      2,120,426      0.84       7.891          610      151,459     80.22      37.93      82.70
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY PERIODIC CAP

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     PERIODIC CAP        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
1.50%                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
       MONTHS TO       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
      RATE RESET         LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
13-24                     1,490   $251,140,204     99.16%      7.793%         604     $168,550     81.06%     61.71%     90.57%
25-36                        14      2,120,426      0.84       7.891          610      151,459     80.22      37.93      82.70
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  LIFE MAXIMUM RATE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
12.50-12.99%                 19     $3,841,696      1.52%      5.954%         673     $202,195     79.92%     80.01%    100.00%
13.00-13.49%                 62     11,825,951      4.67       6.267          632      190,741     80.95      92.53      97.88
13.50-13.99%                234     44,478,867     17.56       6.793          622      190,081     80.29      80.89      96.44
14.00-14.49%                169     32,479,897     12.82       7.250          612      192,189     80.28      69.28      90.80
14.50-14.99%                336     62,033,293     24.49       7.765          607      184,623     81.30      52.62      85.18
15.00-15.49%                215     33,747,747     13.33       8.248          595      156,966     82.75      56.90      88.94
15.50-15.99%                288     42,536,142     16.80       8.708          590      147,695     81.13      43.46      90.35
16.00% & Above              181     22,317,036      8.81       9.358          561      123,299     80.55      58.01      90.20
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                     1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                             DISTRIBUTION BY MARGIN

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    MARGIN         LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
6.50%- 6.99%        1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL               1,504   $253,260,631    100.00%      7.794%         604     $168,391     81.05%     61.51%     90.51%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      THE GROUP I FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $44,656,542
NUMBER OF MORTGAGE LOANS:                                                   220
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $202,984
WEIGHTED AVERAGE GROSS COUPON:                                           6.577%
WEIGHTED AVERAGE NET COUPON:                                             6.070%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       658
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     76.77%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            342
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
  CURRENT PRINCIPAL    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
       BALANCE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
$100,000 & Below             13     $1,130,801      2.53%      6.729%         666      $86,985     76.75%     85.17%     78.81%
$100,001 - $125,000          16      1,817,161      4.07       6.666          661      113,573     70.97      75.03      87.63
$125,001 - $150,000          19      2,663,437      5.96       6.699          649      140,181     70.60      79.02      94.38
$150,001 - $200,000          61     10,843,256     24.28       6.612          651      177,758     78.15      71.86      90.54
$200,001 - $250,000          56     12,647,902     28.32       6.548          664      225,855     76.25      76.34      92.48
$250,001 - $300,000          43     11,781,618     26.38       6.581          655      273,991     78.06      68.21      97.46
$300,001 - $350,000          12      3,772,369      8.45       6.384          666      314,364     77.66      75.13     100.00
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY CURRENT RATE

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  CURRENT RATE     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
5.99% & Below          16     $3,596,343      8.05%      5.859%         709     $224,771     61.59%     94.51%     80.17%
6.00- 6.49%            43      9,401,699     21.05       6.196          665      218,644     73.82      84.07      98.41
6.50% & Above         161     31,658,501     70.89       6.772          649      196,637     79.37      67.74      93.60
---------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
================ ========= ============= =========== =========== =========== =========== ========== ========== ==========

                              DISTRIBUTION BY FICO

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
                NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    FICO          LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
579 & Below            9     $1,901,194      4.26%      6.795%         562     $211,244     76.95%     83.45%    100.00%
580-599               12      2,331,451      5.22       6.671          593      194,288     74.05      54.37     100.00
600-619               21      3,903,618      8.74       6.663          611      185,887     73.94      78.16      95.30
620-639               48      9,914,917     22.20       6.607          630      206,561     78.02      70.77      98.93
640-659               34      6,943,857     15.55       6.687          649      204,231     82.54      83.46      91.37
660-679               35      7,381,240     16.53       6.566          670      210,893     77.58      78.27      90.03
680-699               24      4,829,766     10.82       6.536          689      201,240     77.23      75.56      91.70
700-719               13      2,289,904      5.13       6.377          711      176,146     69.75      51.88     100.00
720-739                8      1,807,557      4.05       6.350          731      225,945     72.46      54.94      79.13
740 & Above           16      3,353,039      7.51       6.311          761      209,565     70.86      72.28      85.49
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY ORIGINAL LTV

                                            PCT. OF
                                            POOL BY     WEIGHTED                  AVG.                             PCT.
                  NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  ORIGINAL LTV      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
40.00% & Below           4       $651,820      1.46%      6.212%         666     $162,955     31.18%    100.00%    100.00%
40.01 -  50.00%          8      1,312,482      2.94       6.550          667      164,060     45.48      58.05      82.75
50.01 -  60.00%         16      3,184,183      7.13       6.358          673      199,011     54.70      55.72      82.26
60.01 -  70.00%         21      4,212,295      9.43       6.348          664      200,585     64.83      80.88      93.63
70.01 -  80.00%         94     19,589,901     43.87       6.533          658      208,403     77.86      68.24      93.56
80.01 -  85.00%         26      5,348,706     11.98       6.724          644      205,719     83.66      76.60      91.01
85.01 -  90.00%         50     10,155,308     22.74       6.777          655      203,106     89.43      83.57      99.14
90.01 - 100.00%          1        201,847      0.45       6.500          665      201,847     98.78     100.00     100.00
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                  220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY DOCUMENTATION

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 DOCUMENTATION     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------

Full                  163    $32,748,028     73.33%      6.539%         656     $200,908     77.57%    100.00%     94.52%
Stated                 44      8,994,905     20.14       6.730          668      204,430     74.97       0.00      91.79
Easy                   13      2,913,610      6.52       6.529          640      224,124     73.35       0.00      87.77
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


                          DISTRIBUTION BY LOAN PURPOSE

                                            PCT. OF
                                            POOL BY     WEIGHTED                  AVG.                             PCT.
                  NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  LOAN PURPOSE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 Cashout Refi          186    $37,424,774     83.81%      6.587%         655     $201,208     76.51%     74.16%     93.31%
 Purchase               17      3,689,944      8.26       6.579          674      217,056     80.59      64.92      89.53
 Rate/Term
 Refi                   17      3,541,824      7.93       6.465          665      208,343     75.53      73.38     100.00
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 TOTAL                 220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
================  ========= ============= =========== =========== =========== =========== ========== ========== ==========


                        DISTRIBUTION BY OCCUPANCY STATUS

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
  OCCUPANCY     NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    STATUS        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 Owner               203    $41,767,347     93.53%      6.574%         655     $205,750     77.16%     74.11%    100.00%
 Non-Owner            14      2,387,754      5.35       6.770          683      170,554     72.21      54.15       0.00
 Second Home           3        501,441      1.12       5.889          731      167,147     65.81     100.00       0.00
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 TOTAL               220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PROPERTY TYPE

                                             PCT. OF
                                             POOL BY     WEIGHTED                  AVG.                             PCT.
                   NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  PROPERTY TYPE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Single Family           198    $40,301,654     90.25%      6.562%         655     $203,544     76.84%     75.14%     95.05%
2-4 Family               11      2,471,712      5.53       6.645          681      224,701     75.70      78.52      89.66
Condo                    11      1,883,176      4.22       6.818          674      171,198     76.62      27.95      66.03
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                   220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
=================  ========= ============= =========== =========== =========== =========== ========== ========== ==========


                              DISTRIBUTION BY STATE

                                             PCT. OF
                                             POOL BY     WEIGHTED                  AVG.                             PCT.
                   NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
      STATE          LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
California-South        107    $21,630,813     48.44%      6.638%         656     $202,157     78.16%     67.15%     89.30%
California-North         41      8,723,883     19.54       6.488          664      212,778     72.92      85.79      99.15
New York                 16      3,904,107      8.74       6.558          662      244,007     78.52      63.83     100.00
Colorado                 11      2,119,912      4.75       6.527          643      192,719     80.41      78.13     100.00
Florida                   9      1,414,142      3.17       6.733          648      157,127     72.62      33.68      81.32
Maryland                  4      1,045,839      2.34       6.516          672      261,460     75.89      82.15     100.00
Washington                4        789,285      1.77       6.636          635      197,321     79.03     100.00     100.00
Virginia                  4        645,725      1.45       6.570          654      161,431     80.87      67.39     100.00
Nevada                    3        639,537      1.43       6.563          647      213,179     82.26      61.98     100.00
Pennsylvania              2        546,423      1.22       6.249          668      273,212     73.06     100.00     100.00
Massachusetts             2        476,232      1.07       5.725          705      238,116     59.62     100.00      50.18
Others                   17      2,720,644      6.09       6.589          652      160,038     75.98      95.97     100.00
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                   220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
=================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                            DISTRIBUTION BY ZIP CODES

                                       PCT. OF
                                       POOL BY     WEIGHTED                  AVG.                             PCT.
             NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
ZIP CODES      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------    --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 92688         3            $840,046      1.88%      6.406%         619     $280,015     71.41%     62.25%    100.00%
 92557         4             792,188      1.77       6.657          649      198,047     86.91      78.22     100.00
 92707         3             688,056      1.54       6.333          643      229,352     75.01     100.00     100.00
 92805         3             625,063      1.40       6.576          616      208,354     77.26      65.54     100.00
 91744         3             565,072      1.27       6.857          672      188,357     81.70     100.00     100.00
 91784         2             559,169      1.25       6.560          638      279,584     81.84     100.00     100.00
 92843         2             538,616      1.21       6.737          646      269,308     83.96     100.00     100.00
 90019         2             516,483      1.16       6.132          658      258,242     65.17     100.00     100.00
 10466         2             492,602      1.10       6.773          617      246,301     82.64     100.00     100.00
 92508         2             460,868      1.03       6.990          652      230,434     80.00       0.00     100.00
Others       194          38,578,379     86.39       6.576          660      198,858     76.49      72.15      92.51
---------    --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL        220         $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
=========    ========= ============= =========== =========== =========== =========== ========== ========== ==========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
       REMAINING       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  MONTHS TO MATURITY     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------

0 - 180                 16          $3,066,194      6.87%      6.489%         657     $191,637     74.90%    87.73%      97.45%
181 - 240                4             848,479      1.90       6.724          693      212,120     73.46      0.00      100.00
241 - 360              200          40,741,870     91.23       6.581          657      203,709     76.98     73.78       93.10
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                  220         $44,656,542    100.00%      6.577%         658     $202,984     76.77%    73.33%      93.53%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PRODUCT TYPE

                                            PCT. OF
                                            POOL BY     WEIGHTED                  AVG.                             PCT.
                  NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  PRODUCT TYPE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------

Fixed Rate             219    $44,472,098     99.59%      6.579%         658     $203,069     76.78%     73.22%     93.50%
Fixed Balloon            1        184,445      0.41       6.000          664      184,445     74.00     100.00     100.00
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                  220    $44,656,542    100.00%      6.577%         658     $202,984     76.77%     73.33%     93.53%
================  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP II ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                         $79,727,771
NUMBER OF MORTGAGE LOANS:                                                    289
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                    $275,875
WEIGHTED AVERAGE GROSS COUPON:                                            8.065%
WEIGHTED AVERAGE NET COUPON:                                              7.558%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                        598
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      79.68%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             358
WEIGHTED AVERAGE SEASONING (MONTHS):                                           2
WEIGHTED AVERAGE MONTHS TO ROLL:                                              22
WEIGHTED AVERAGE GROSS MARGIN:                                             6.98%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             15.07%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
  CURRENT PRINCIPAL    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
       BALANCE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
$75,000 & Below              54     $3,308,465      4.15%     10.489%         555      $61,481     71.90%     68.71%     83.11%
$75,001 - $100,000           19      1,677,654      2.10      10.243          567       88,298     72.29      62.29      89.61
$100,001 - $125,000          12      1,361,039      1.71      10.523          571      113,420     77.32      58.74      92.36
$125,001 - $150,000          19      2,615,588      3.28      10.824          539      137,663     69.63      78.59      94.92
$150,001 - $200,000          10      1,731,767      2.17      10.234          546      173,177     69.84      27.94     100.00
$200,001 - $250,000           8      1,739,429      2.18      10.535          546      217,429     67.39      50.74      87.65
$250,001 - $300,000           5      1,357,026      1.70       9.469          593      271,405     80.94      37.90     100.00
$300,001 - $450,000         118     43,477,085     54.53       7.685          607      368,450     82.12      55.64      96.64
$450,001 & Above             44     22,459,718     28.17       7.366          608      510,448     79.61      59.37      97.90
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY CURRENT RATE

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
                NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 CURRENT RATE     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
5.99% & Below          5     $1,827,484      2.29%      5.888%         644     $365,497     82.07%    100.00%    100.00%
6.00- 6.49%           16      6,353,394      7.97       6.264          638      397,087     78.29     100.00     100.00
6.50- 6.99%           33     14,693,907     18.43       6.794          613      445,270     80.07      71.28     100.00
7.00- 7.49%           19      7,912,141      9.92       7.225          611      416,428     81.12      55.37      95.81
7.50- 7.99%           40     15,653,167     19.63       7.775          607      391,329     83.78      39.89      92.07
8.00- 8.49%           27     10,094,176     12.66       8.262          610      373,858     82.44      49.61      94.73
8.50- 8.99%           16      5,846,307      7.33       8.712          591      365,394     84.13      35.39     100.00
9.00- 9.49%            8      2,755,784      3.46       9.271          550      344,473     79.36      47.61     100.00
9.50- 9.99%           41      4,913,713      6.16       9.807          555      119,847     76.56      42.41      96.26
10.00% & Above        84      9,677,699     12.14      10.916          542      115,211     67.84      60.21      91.46
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                         PCT. OF
                                         POOL BY     WEIGHTED                  AVG.                             PCT.
               NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
CURRENT RATE     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
500-519              31     $5,013,302      6.29%      9.681%         511     $161,719     72.44%     36.55%     97.97%
520-539              40      7,962,095      9.99       9.391          530      199,052     73.43      37.91      96.55
540-559              42      8,787,217     11.02       8.914          550      209,219     75.51      64.29      98.49
560-579              36      9,524,924     11.95       8.541          566      264,581     81.32      67.00      92.98
580-599              36     11,411,202     14.31       7.709          591      316,978     81.03      73.95      98.84
600-619              28      9,604,344     12.05       7.129          608      343,012     80.67      78.29      96.55
620-639              25     10,312,770     12.93       7.325          628      412,511     79.20      47.96      95.95
640-659              17      6,453,651      8.09       7.163          650      379,627     84.07      59.76      85.65
660-679               9      2,986,956      3.75       7.324          668      331,884     81.01      40.36      98.30
680-699              10      3,706,776      4.65       7.766          687      370,678     87.46      20.65      97.90
700-719               3      1,144,903      1.44       6.603          711      381,634     90.32      65.23     100.00
740 & Above           8      2,414,248      3.03       7.856          770      301,781     88.25      33.67     100.00
N/A                   4        405,381      0.51      11.362      101,345                  62.71     100.00     100.00
-------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL               289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
=============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY ORIGINAL LTV

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 ORIGINAL LTV      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
40.00% & Below          4       $833,369      1.05%      7.387%         610     $208,342     27.59%     86.81%    100.00%
40.01 - 50.00%          3        918,544      1.15       7.811          569      306,181     47.55      60.85      76.61
50.01 - 60.00%         20      3,343,769      4.19       9.252          560      167,188     57.20      66.54      95.52
60.01 - 70.00%         46      8,197,219     10.28       9.690          547      178,200     66.86      44.83      97.96
70.01 - 80.00%        120     33,483,862     42.00       7.990          599      279,032     78.43      41.62      96.88
80.01 - 85.00%         28      9,850,547     12.36       7.699          609      351,805     84.32      71.93      94.41
85.01 - 90.00%         61     20,984,915     26.32       7.537          607      344,015     89.60      80.98      95.30
90.01 - 95.00%          1        379,499      0.48       8.100          744      379,499     95.00     100.00     100.00
95.01 - 100.00%         6      1,736,048      2.18       8.437          720      289,341    100.00       0.00     100.00
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY DOCUMENTATION

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 DOCUMENTATION     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Full                  171    $45,578,395     57.17%      7.853%         595     $266,540     80.67%    100.00%     96.31%
Stated                 90     23,118,715     29.00       8.693          609      256,875     77.05       0.00      95.66
Easy                   28     11,030,661     13.84       7.621          589      393,952     81.11       0.00      96.12
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     LOAN PURPOSE        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Cashout Refi                173    $47,826,970     59.99%      8.065%         581     $276,456     77.58%     58.51%     97.09%
Purchase                    102     28,124,835     35.28       8.039          630      275,734     83.78      55.25      93.88

Rate/Term Refi               14     3,775,966       4.74       8.242          584      269,712     75.72      54.46     100.00
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY OCCUPANCY STATUS

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
   OCCUPANCY     NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    STATUS         LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Owner                 270    $76,612,295     96.09%      8.036%         598     $283,749     79.70%     57.29%    100.00%
Non-Owner              16      2,249,612      2.82       9.122          603      140,601     76.75      56.26       0.00
Second Home             3        865,864      1.09       7.848          603      288,621     85.94      48.26       0.00
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY PROPERTY TYPE

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 PROPERTY TYPE     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Single Family         248    $73,514,159     92.21%      7.950%         598     $296,428     79.91%     58.71%     97.82%
Condo                  26      4,701,861      5.90       9.128          609      180,841     80.81      40.53      77.67
2-4 Family             11      1,236,056      1.55      10.271          579      112,369     63.90      18.90      62.76
Man. Housing            4        275,694      0.35      10.509          537       68,923     70.17     100.00     100.00
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                             DISTRIBUTION BY STATE

                                             PCT. OF
                                             POOL BY     WEIGHTED                  AVG.                             PCT.
                   NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
     STATE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
California-North         61    $23,430,422     29.39%      7.478%         602     $384,105     78.88%     65.60%     96.36%
California-South         58     21,265,669     26.67       7.609          604      366,649     83.56      59.75      97.16
Florida                  36      5,479,983      6.87       8.797          603      152,222     80.95      41.52      87.20
New Jersey               18      5,056,234      6.34       9.035          594      280,902     74.65      26.28      95.75
New York                 18      4,788,147      6.01       8.236          600      266,008     75.11      44.21     100.00
Connecticut               9      2,732,022      3.43       8.465          581      303,558     80.44      60.49     100.00
Illinois                 11      2,505,486      3.14       8.637          575      227,771     75.33      62.75      82.99
Colorado                  7      1,738,497      2.18       8.440          577      248,357     80.45      72.19     100.00
Massachusetts             7      1,703,556      2.14       9.161          587      243,365     73.14      41.79      91.20
Virginia                  6      1,700,508      2.13       7.888          629      283,418     82.99      57.19     100.00
Maryland                  5      1,562,352      1.96       7.952          609      312,470     83.84      74.52     100.00
Others                   53      7,764,895      9.74       9.241          584      146,507     77.49      57.34      97.87
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                   289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
=================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                           DISTRIBUTION BY ZIP CODES

                                      PCT. OF
                                      POOL BY     WEIGHTED                  AVG.                             PCT.
            NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
ZIP CODES     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 94513              5    $1,867,609      2.34%      7.030%         583     $373,522     80.17%     81.82%    100.00%
 94591              3     1,305,012      1.64       8.359          576      435,004     87.43      61.88     100.00
 92656              3     1,245,714      1.56       7.701          660      415,238     89.82      39.67     100.00
 95127              3     1,021,690      1.28       8.289          549      340,563     78.73       0.00     100.00
 90807              2       945,366      1.19       7.834          584      472,683     85.31     100.00     100.00
 94538              3       945,190      1.19       7.563          632      315,063     79.23     100.00     100.00
 94510              2       928,305      1.16       6.482          629      464,153     84.65     100.00     100.00
 91901              2       914,353      1.15       7.741          570      457,177     77.07       0.00     100.00
 06762              2       885,527      1.11       7.686          595      442,764     82.87      62.02     100.00
 92881              2       877,819      1.10       6.990          594      438,910     83.53      56.82     100.00
Others            262    68,791,185     86.28       8.145          599      262,562     79.16      56.52      95.47
----------   --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL             289   $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
==========   ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
       REMAINING       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  MONTHS TO MATURITY     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
241 - 360                   289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY PRODUCT TYPE

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 PRODUCT TYPE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
2/28 LIBOR ARM        284    $78,523,118     98.49%      8.071%         599     $276,490     79.73%     56.87%     96.11%
3/27 LIBOR ARM          5      1,204,653      1.51       7.655          591      240,931     76.11      76.28      94.64
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY PERIODIC CAP

                                        PCT. OF
                                        POOL BY     WEIGHTED                  AVG.                             PCT.
              NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
PERIODIC CAP    LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
1.50%         289         $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL         289         $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                     DISTRIBUTION BY MONTHS TO RATE RESET

                                        PCT. OF
                                        POOL BY     WEIGHTED                  AVG.                             PCT.
 MONTHS TO    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 RATE RESET     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
13-24         284         $78,523,118     98.49%      8.071%         599     $276,490     79.73%     56.87%     96.11%
25-36           5           1,204,653      1.51       7.655          591      240,931     76.11      76.28      94.64
------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL         289         $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                       DISTRIBUTION BY LIFE MAXIMUM RATE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  LIFE MAXIMUM RATE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
12.50-12.99%                  5     $1,827,484      2.29%      5.888%         644     $365,497     82.07%    100.00%    100.00%
13.00-13.49%                 16      6,353,394      7.97       6.264          638      397,087     78.29     100.00     100.00
13.50-13.99%                 33     14,693,907     18.43       6.794          613      445,270     80.07      71.28     100.00
14.00-14.49%                 19      7,912,141      9.92       7.225          611      416,428     81.12      55.37      95.81
14.50-14.99%                 40     15,653,167     19.63       7.775          607      391,329     83.78      39.89      92.07
15.00-15.49%                 27     10,094,176     12.66       8.262          610      373,858     82.44      49.61      94.73
15.50-15.99%                 16      5,846,307      7.33       8.712          591      365,394     84.13      35.39     100.00
16.00% & Above              133     17,347,196     21.76      10.341          547      133,835     72.14      53.16      94.17
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY MARGIN

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
                       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
        MARGIN           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
6.49% & Below                 2       $582,740      0.73%      6.449%         614     $291,370     84.55%    100.00%    100.00%
6.50% - 6.99%               287     79,145,031     99.27       8.076          598      275,767     79.64      56.85      96.06
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       289    $79,727,771    100.00%      8.065%         598     $275,875     79.68%     57.17%     96.09%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     THE GROUP II FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $65,033,398
NUMBER OF MORTGAGE LOANS:                                                   238
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $273,250
WEIGHTED AVERAGE GROSS COUPON:                                           7.134%
WEIGHTED AVERAGE NET COUPON:                                             6.627%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       650
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     79.21%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            350
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
  CURRENT PRINCIPAL    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
       BALANCE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
$ 75,000 & Below             25     $1,510,565      2.32%      9.084%         623      $60,423     81.14%     69.23%     51.85%
$ 75,001 - $100,000          19      1,685,578      2.59       8.903          599       88,715     75.10      68.22      67.18
$100,001 - $125,000          17      1,919,544      2.95       8.676          627      112,914     80.71      81.94      53.42
$125,001 - $150,000          15      2,113,263      3.25       8.038          635      140,884     83.29      80.27      93.09
$150,001 - $200,000          23      3,971,263      6.11       7.822          620      172,664     80.89      60.80      96.16
$200,001 - $250,000          19      4,339,261      6.67       7.769          618      228,382     85.80      74.07      95.01
$250,001 - $300,000          12      3,277,881      5.04       7.791          652      273,157     85.63      66.52      84.56
$300,001 - $450,000          72     26,499,992     40.75       6.761          655      368,055     78.67      77.35      97.45
$450,001 & Above             36     19,716,050     30.32       6.699          667      547,668     76.72      67.94      97.49
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                          DISTRIBUTION BY CURRENT RATE

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 CURRENT RATE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
5.99% & Below           7     $3,209,137      4.93%      5.835%         732     $458,448     74.71%    100.00%    100.00%
6.00- 6.49%            23      9,450,970     14.53       6.216          680      410,912     74.16      89.10     100.00
6.50- 6.99%            69     27,171,216     41.78       6.743          651      393,786     77.94      70.13      99.08
7.00- 7.49%            32      8,198,054     12.61       7.195          641      256,189     78.19      68.05      97.44
7.50- 7.99%            23      5,341,950      8.21       7.778          638      232,259     86.74      49.66      83.63
8.00- 8.49%            17      3,455,010      5.31       8.230          621      203,236     87.46      68.78      84.01
8.50- 8.99%            35      5,207,340      8.01       8.686          617      148,781     84.75      72.64      70.68
9.00% & Above          32      2,999,720      4.62       9.673          599       93,741     81.83      69.71      68.26
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                         PCT. OF
                                         POOL BY     WEIGHTED                  AVG.                             PCT.
               NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
CURRENT RATE     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
579 & Below          30     $4,190,406      6.44%      8.517%         551     $139,680     75.07%     84.35%     94.61%
580-599              12      2,785,532      4.28       7.809          592      232,128     84.91      97.16      92.23
600-619              35      9,412,213     14.47       7.249          609      268,920     77.06      87.31      97.65
620-639              41     11,179,943     17.19       7.274          629      272,682     81.18      66.10      91.73
640-659              42     13,252,405     20.38       7.016          649      315,533     78.25      61.86      97.98
660-679              35     10,251,120     15.76       6.951          669      292,889     81.88      56.23      89.62
680-699              10      2,620,795      4.03       7.099          692      262,079     82.32      47.36      83.15
700-719              16      5,272,615      8.11       6.476          710      329,538     76.27      76.77      92.02
720-739               8      2,417,035      3.72       6.918          725      302,129     83.74     100.00      80.33
740 & Above           9      3,651,333      5.61       6.357          768      405,704     74.21     100.00      97.02
-------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL               238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
=============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY ORIGINAL LTV

                                             PCT. OF
                                             POOL BY     WEIGHTED                  AVG.                             PCT.
                   NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  ORIGINAL LTV       LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
50.00% & Below            6     $1,884,659      2.90%      6.657%         638     $314,110     43.26%     49.85%     95.36%
50.01 -  60.00%          13      2,933,838      4.51       6.841          640      225,680     55.60      87.84      97.02
60.01 -  70.00%          22      7,418,756     11.41       6.675          664      337,216     66.29      75.86     100.00
70.01 -  80.00%          87     24,934,476     38.34       7.033          651      286,603     77.66      73.43      95.91
80.01 -  85.00%          32      8,453,550     13.00       7.354          636      264,173     84.41      61.15      87.37
85.01 -  90.00%          58     15,122,880     23.25       7.244          658      260,739     89.34      69.59      86.09
90.01 -  95.00%          13      2,723,403      4.19       8.062          613      209,493     94.69     100.00     100.00
95.01 - 100.00%           7      1,561,837      2.40       8.146          684      223,120    100.00      83.02     100.00
-----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                   238    $65,033,398    100.00%      7.134%         650     $273,250     79.22%     72.53%     93.29%
=================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY DOCUMENTATION

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
                NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 DOCUMENTATION    LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Full                 173    $47,167,721     72.53%      7.060%         650     $272,646     79.46%    100.00%     93.37%
Stated                51     11,833,472     18.20       7.475          641      232,029     78.95       0.00      94.74
Easy                  14      6,032,204      9.28       7.036          670      430,872     77.84       0.00      89.76
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY LOAN PURPOSE

                                           PCT. OF
                                           POOL BY     WEIGHTED                  AVG.                             PCT.
                 NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 LOAN PURPOSE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Cashout Refi          174    $50,622,676     77.84%      7.068%         647     $290,935     78.40%     75.10%     95.71%
Purchase               51     11,326,136     17.42       7.473          663      222,081     83.92      63.21      81.44
Rate/Term Refi         13      3,084,586      4.74       6.958          657      237,276     75.25      64.47      96.97
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                 238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
===============  ========= ============= =========== =========== =========== =========== ========== ========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       DISTRIBUTION BY OCCUPANCY STATUS

                                          PCT. OF
                                          POOL BY     WEIGHTED                  AVG.                             PCT.
  OCCUPANCY     NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
    STATUS        LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Owner                204    $60,666,956     93.29%      7.037%         650     $297,387     78.84%     72.59%    100.00%
Non-Owner             33      3,871,768      5.95       8.518          664      117,326     83.68      80.75       0.00
Second Home            1        494,675      0.76       8.100          639      494,675     90.00       0.00       0.00
--------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
==============  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY PROPERTY TYPE

                                            PCT. OF
                                            POOL BY     WEIGHTED                  AVG.                             PCT.
                  NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 PROPERTY TYPE      LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Single Family          207    $58,906,024     90.58%      7.086%         650     $284,570     78.81%     72.80%     95.25%
2-4 Family              22      4,440,420      6.83       7.735          656      201,837     83.51      66.56      64.73
Condo                    6      1,401,257      2.15       6.831          664      233,543     83.92      84.21     100.00
Man. Housing             3        285,698      0.44       9.137          607       95,233     73.05      51.15     100.00
----------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                  238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                             DISTRIBUTION BY STATE

                                              PCT. OF
                                              POOL BY     WEIGHTED                  AVG.                             PCT.
                    NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
      STATE           LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
------------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
California-South          82    $28,871,498     44.39%      6.859%         653     $352,091     78.73%     69.85%     95.41%
California-North          35     13,644,012     20.98       6.788          664      389,829     75.01      78.54      96.17
Florida                   35      5,367,848      8.25       8.242          617      153,367     84.51      43.70      93.83
New York                  21      4,877,090      7.50       7.510          632      232,242     83.96      77.62      92.95
Illinois                   8      1,616,628      2.49       7.639          650      202,079     78.03      69.42      58.73
Massachusetts              6      1,522,713      2.34       6.892          672      253,785     79.34      44.57     100.00
New Jersey                 6      1,280,650      1.97       8.655          643      213,442     76.85     100.00      64.60
Colorado                   5      1,148,468      1.77       7.130          642      229,694     73.10      75.11     100.00
Michigan                   4        818,842      1.26       6.919          626      204,711     78.40     100.00      88.52
Arizona                    5        762,899      1.17       7.576          621      152,580     82.42      91.86     100.00
Washington                 3        662,042      1.02       7.427          687      220,681     89.79     100.00     100.00
Others                    28      4,460,707      6.86       7.607          654      159,311     84.33      90.25      85.88
------------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                    238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
==================  ========= ============= =========== =========== =========== =========== ========== ========== ==========

                        DISTRIBUTION BY ZIP CODES

                                       PCT. OF
                                       POOL BY     WEIGHTED                  AVG.                             PCT.
             NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 ZIP CODES     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
-----------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
 90068              2     $1,216,997      1.87%      6.303%         747     $608,499     75.01%    100.00%    100.00%
 92677              3      1,155,078      1.78       6.620          635      385,026     85.87      62.43     100.00
 10541              2        878,047      1.35       6.495          670      439,023     76.87     100.00     100.00
 92649              2        866,977      1.33       6.852          663      433,488     84.21      42.48     100.00
 91326              2        841,797      1.29       6.500          665      420,899     80.00     100.00     100.00
 95006              2        840,314      1.29       6.827          762      420,157     77.82     100.00     100.00
 90814              2        792,355      1.22       6.983          643      396,177     81.58      75.46     100.00
 92887              2        750,692      1.15       5.937          757      375,346     66.55     100.00     100.00
 92625              1        732,996      1.13       6.500          640      732,996     79.89     100.00     100.00
 94941              1        696,982      1.07       6.990          646      696,982     70.00     100.00     100.00
Others            219     56,261,164     86.51       7.219          645      256,900     79.38      70.25      92.24
-----------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL             238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
===========  ========= ============= =========== =========== =========== =========== ========== ========== ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
                                                 POOL BY     WEIGHTED                  AVG.                             PCT.
       REMAINING       NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
  MONTHS TO MATURITY     LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
0 - 180                      11     $2,330,918      3.58%      7.230%         669     $211,902     74.19%     93.71%     78.27%
241 - 360                   227     62,702,480     96.42       7.130          650      276,222     79.40      71.74      93.84
---------------------- --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                       238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
====================== ========= ============= =========== =========== =========== =========== ========== ========== ==========

                         DISTRIBUTION BY PRODUCT TYPE

                                            PCT. OF
                                            POOL BY     WEIGHTED                  AVG.                             PCT.
                  NUMBER OF    PRINCIPAL   PRINCIPAL      AVG.     WEIGHTED    PRINCIPAL   WEIGHTED   PCT. FULL   OWNER
 PRODUCT TYPE       LOANS       BALANCE     BALANCE      COUPON    AVG. FICO    BALANCE    AVG. LTV   DOC LOAN   OCCUPIED
---------------  --------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Fixed Rate             236    $64,531,887     99.23%      7.125%         650     $273,440     79.27%     72.31%     93.23%
Fixed Balloon            2        501,510      0.77       8.275          632      250,755     72.46     100.00     100.00
---------------  ---------- ------------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
TOTAL                  238    $65,033,398    100.00%      7.134%         650     $273,250     79.21%     72.53%     93.29%
===============  ========== ============= =========== =========== =========== =========== ========== ========== ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

  DISTRIBUTION    GROUP I LOAN   GROUP II LOAN                           DISTRIBUTION    GROUP I LOAN     GROUP II
      DATE           CAP (%)        CAP (%)       WAC CAP (%)                DATE          CAP (%)      LOAN CAP (%)    WAC CAP (%)
 --------------   -------------  -------------    -----------            ------------    ------------   ------------    -----------
     Apr-03          7.1045          7.1393          7.1159                 Jan-08         11.6121          9.5358        10.8946
     May-03          7.3465          7.3811          7.3579                 Feb-08         13.2109         10.8461        12.3932
     Jun-03          6.8700          6.9011          6.8802                 Mar-08         13.2080         10.8411        12.3892
     Jul-03          6.8675          6.8975          6.8774                 Apr-08         11.9671          9.8203        11.2240
     Aug-03          7.0941          7.1241          7.1041                 May-08         13.2023         10.8312        12.3810
     Sep-03          6.4473          6.4737          6.4560                 Jun-08         12.3478         10.1278        11.5785
     Oct-03          7.5965          7.6267          7.6066                 Jul-08         12.3451         10.1232        11.5747
     Nov-03          6.8597          6.8863          6.8686                 Aug-08         12.7539         10.4558        11.9566
     Dec-03          6.6439          6.6692          6.6524                 Sep-08         11.5919          9.5010        10.8661
     Jan-04          7.3299          7.3572          7.3391                 Oct-08         13.6589         11.1925        12.8023
     Feb-04          6.8560          6.8812          6.8645                 Nov-08         12.3344         10.1048        11.5596
     Mar-04          6.8553          6.8801          6.8636                 Dec-08         11.9464          9.7846        11.1948
     Apr-04          7.3275          7.3539          7.3364                 Jan-09         13.1794         10.7919        12.3489
     May-04          7.0827          7.1080          7.0912                 Feb-09         12.3265         10.0911        11.5484
     Jun-04          6.6396          6.6631          6.6475                 Mar-09         13.6442         11.1673        12.7816
     Jul-04          7.3259          7.3516          7.3345                 Apr-09         12.3212         10.0821        11.5410
     Aug-04          6.8527          6.8766          6.8608                 May-09         12.7292         10.4135        11.9218
     Sep-04          6.8522          6.8759          6.8602                 Jun-09         11.5695          9.4626        10.8345
     Oct-04          7.0801          7.1384          7.0998                 Jul-09         13.6326         11.1473        12.7652
     Nov-04          6.4360          6.4888          6.4538                 Aug-09         12.3107         10.0641        11.5261
     Dec-04          7.5847          7.6466          7.6056                 Sep-09         11.9234          9.7453        11.1624
     Jan-05          6.8502          6.9059          6.8690                 Oct-09         13.1541         10.7486        12.3131
     Feb-05          8.6746          7.8252          8.3870                 Nov-09         12.3028         10.0507        11.5151
     Mar-05          10.6005         9.5611         10.2484                 Dec-09         12.3002         10.0463        11.5114
     Apr-05          9.5388          8.6192          9.2271                 Jan-10         12.7075         10.3766        11.8913
     May-05          9.5372          8.6164          9.2248                 Feb-10         11.5499          9.4292        10.8069
     Jun-05          9.2280          8.3358          8.9251                 Mar-10         13.6095         11.1081        12.7326
     Jul-05          9.5340          8.6108          9.2204                 Apr-10         13.1374         10.7203        12.2897
     Aug-05          9.7827          8.4892          9.3431                 May-10         12.6968         10.3585        11.8763
     Sep-05          11.1299         9.6564         10.6288                 Jun-10         11.9008          9.7069        11.1305
     Oct-05          10.7568         9.3477         10.2773                 Jul-10         13.1292         10.7064        12.2781
     Nov-05          10.0825         8.7600          9.6322                 Aug-10         12.2796         10.0113        11.4823
     Dec-05          11.1289         9.6625         10.6293                 Sep-10         12.2770         10.0070        11.4787
     Jan-06          10.4089         9.0356          9.9407                 Oct-10         12.6836         10.3361        11.8576
     Feb-06          11.2447         9.4499         10.6325                 Nov-10         11.5282          9.3924        10.7763
     Mar-06          13.3242         11.1949        12.5975                 Dec-10         13.5839         11.0649        12.6967
     Apr-06          11.6025         9.7568         10.9722                 Jan-11         12.2668          9.9898        11.4644
     May-06          11.2375         9.4478         10.6259                 Feb-11         11.5210          9.3804        10.7662
     Jun-06          12.4001         10.4205        11.7233                 Mar-11         14.0784         11.4600        13.1546
     Jul-06          11.9842         10.0687        11.3289                 Apr-11         12.6679         10.3097        11.8355
     Aug-06          12.0039         9.8948         11.2820                 May-11         12.6653         10.3053        11.8319
     Sep-06          12.8013         10.5495        12.0301                 Jun-11         12.2543          9.9687        11.4467
     Oct-06          12.7985         10.5445        12.0261                 Jul-11         12.6602         10.2966        11.8246
     Nov-06          12.3829         10.1996        11.6343                 Aug-11         11.5069          9.3566        10.7463
     Dec-06          12.7955         10.5346        12.0198                 Sep-11         13.0914         10.6427        12.2248
     Jan-07          11.6297         9.5724         10.9235                 Oct-11         12.6525         10.2837        11.8137
     Feb-07          13.2387         10.8991        12.4352                 Nov-11         11.8593          9.6369        11.0720
     Mar-07          13.7085         11.2831        12.8750                 Dec-11         13.0835         10.6295        12.2137
     Apr-07          12.3791         10.1864        11.6252                 Jan-12         12.2370          9.9396        11.4222
     May-07          12.3764         10.1817        11.6213                 Feb-12         11.8522          9.6250        11.0619
     Jun-07          12.7879         10.5162        12.0059                 Mar-12         13.5427         10.9954        12.6384
     Jul-07          12.7851         10.5113        12.0019                 Apr-12         12.2297          9.9273        11.4119
     Aug-07          12.3748         10.1746        11.6166                 May-12         12.2273          9.9232        11.4085
     Sep-07          12.3721         10.1698        11.6127                 Jun-12         12.6323         10.2498        11.7852
     Oct-07          11.9829         9.8475         11.2461                 Jul-12         12.6299         10.2457        11.7817
     Nov-07          13.2196         10.8611        12.4054                 Aug-12         12.2201          9.9111        11.3983
     Dec-07          12.7761         10.4942        11.9880                 Sep-12         12.2177          9.9071        11.3949

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

  DISTRIBUTION    GROUP I LOAN   GROUP II LOAN
      DATE           CAP (%)        CAP (%)       WAC CAP (%)
 --------------   -------------  -------------    -----------
     Oct-12          11.8336         9.5937         11.0355
     Nov-12          13.0552         10.5819        12.1735
     Dec-12          12.6176         10.2250        11.7643
     Jan-13          11.4683         9.2918         10.6917
     Feb-13          13.0476         10.5692        12.1628
     Mar-13          13.5110         10.9423        12.5935

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, EFFECTIVE GROUP II LOAN CAP AND EFFECTIVE WAC CAP. The Group I Loan Cap, the Effective Group II Loan Cap (The Group II Loan Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) are provided in the following table. The information in the following table has been prepared in accordance with (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


  DISTRIBUTION    GROUP I LOAN   EFF. GROUP II     EFF. WAC              DISTRIBUTION    GROUP I LOAN     GROUP II       EFF. WAC
      DATE           CAP (%)      LOAN CAP (%)      CAP (%)                  DATE          CAP (%)      LOAN CAP (%)      CAP (%)
 --------------   -------------  -------------    -----------            ------------    ------------   ------------    -----------
     Apr-03           7.1045         9.1094         7.7601                  Nov-07          13.2196        13.6188        13.3574
     May-03           7.3465         9.7564         8.1376                  Dec-07          12.7761        13.0769        12.8800
     Jun-03           6.8700         9.2186         7.6436                  Jan-08          11.6121        11.9647        11.7339
     Jul-03           6.8675         9.1594         7.6250                  Feb-08          13.2109        13.6130        13.3499
     Aug-03           7.0941         9.5580         7.9109                  Mar-08          13.2080        13.4324        13.2856
     Sep-03           6.4473         8.7018         7.1967                  Apr-08          11.9671        12.3333        12.0939
     Oct-03           7.5965         10.1839        8.4587                  May-08          13.2023        13.5177        13.3115
     Nov-03           6.8597         9.2861         7.6700                  Jun-08          12.3478        12.7276        12.4794
     Dec-03           6.6439         8.9295         7.4087                  Jul-08          12.3451        12.6418        12.4480
     Jan-04           7.3299         9.9447         8.2063                  Aug-08          12.7539        13.1481        12.8906
     Feb-04           6.8560         9.3094         7.6794                  Sep-08          11.5919        11.9511        11.7166
     Mar-04           6.8553         9.1571         7.6285                  Oct-08          13.6589        13.9900        13.7739
     Apr-04           7.3275         9.9599         8.2125                  Nov-08          12.3344        12.7186        12.4679
     May-04           7.0827         9.5498         7.9127                  Dec-08          11.9464        12.2377        12.0477
     Jun-04           6.6396         9.0324         7.4451                  Jan-09          13.1794        13.5919        13.3229
     Jul-04           7.3259         9.8857         8.1883                  Feb-09          12.3265        12.7133        12.4611
     Aug-04           6.8527         9.3301         7.6879                  Mar-09          13.6442        13.7922        13.6958
     Sep-04           6.8522         9.3333         7.6893                  Apr-09          12.3212        12.7097        12.4566
     Oct-04           7.0801         9.5997         7.9308                  May-09          12.7292        13.0438        12.8389
     Nov-04           6.4360         8.8046         7.2362                  Jun-09          11.5695        11.9361        11.6974
     Dec-04           7.5847         10.2921        8.5000                  Jul-09          13.6326        13.9714        13.7508
     Jan-05           6.8502         9.3789         7.7057                  Aug-09          12.3107        12.7026        12.4475
     Feb-05           8.6746         10.1520        9.1748                  Sep-09          11.9234        12.3040        12.0564
     Mar-05          10.6005         12.1333        11.1198                 Oct-09          13.1541        13.4837        13.2693
     Apr-05           9.5388         11.1857        10.0971                 Nov-09          12.3028        12.6973        12.4408
     May-05           9.5372         11.1036        10.0686                 Dec-09          12.3002        12.6101        12.4087
     Jun-05           9.2280         10.8264        9.7705                  Jan-10          12.7075        13.1169        12.8509
     Jul-05           9.5340         11.1049        10.0675                 Feb-10          11.5499        11.9228        11.6805
     Aug-05           9.7827         10.8353        10.1404                * Mar-10         13.6095        13.7653        13.6641
     Sep-05          11.1299         12.3296        11.5378                 Apr-10          13.1374        10.7203        12.2897
     Oct-05          10.7568         11.8517        11.1293                 May-10          12.6968        10.3585        11.8763
     Nov-05          10.0825         11.1889        10.4592                 Jun-10          11.9008         9.7069        11.1305
     Dec-05          11.1289         12.2596        11.5141                 Jul-10          13.1292        10.7064        12.2781
     Jan-06          10.4089         11.5493        10.7976                 Aug-10          12.2796        10.0113        11.4823
     Feb-06          11.2447         11.8883        11.4642                 Sep-10          12.2770        10.0070        11.4787
     Mar-06          13.3242         13.8084        13.4894                 Oct-10          12.6836        10.3361        11.8576
     Apr-06          11.6025         12.2801        11.8339                 Nov-10          11.5282         9.3924        10.7763
     May-06          11.2375         11.8162        11.4352                 Dec-10          13.5839        11.0649        12.6967
     Jun-06          12.4001         13.1243        12.6477                 Jan-11          12.2668         9.9898        11.4644
     Jul-06          11.9842         12.6012        12.1953                 Feb-11          11.5210         9.3804        10.7662
     Aug-06          12.0039         12.3512        12.1228                 Mar-11          14.0784        11.4600        13.1546
     Sep-06          12.8013         13.1727        12.9285                 Apr-11          12.6679        10.3097        11.8355
     Oct-06          12.7985         13.0861        12.8970                 May-11          12.6653        10.3053        11.8319
     Nov-06          12.3829         12.7441        12.5068                 Jun-11          12.2543         9.9687        11.4467
     Dec-06          12.7955         13.0822        12.8938                 Jul-11          12.6602        10.2966        11.8246
     Jan-07          11.6297         11.9684        11.7459                 Aug-11          11.5069         9.3566        10.7463
     Feb-07          13.2387         13.6287        13.3727                 Sep-11          13.0914        10.6427        12.2248
     Mar-07          13.7085         13.8395        13.7535                 Oct-11          12.6525        10.2837        11.8137
     Apr-07          12.3791         12.7458        12.5052                 Nov-11          11.8593         9.6369        11.0720
     May-07          12.3764         12.6613        12.4744                 Dec-11          13.0835        10.6295        12.2137
     Jun-07          12.7879         13.1669        12.9184                 Jan-12          12.2370         9.9396        11.4222
     Jul-07          12.7851         13.0794        12.8865                 Feb-12          11.8522         9.6250        11.0619
     Aug-07          12.3748         12.7457        12.5026                 Mar-12          13.5427        10.9954        12.6384
     Sep-07          12.3721         12.7438        12.5003                 Apr-12          12.2297         9.9273        11.4119
     Oct-07          11.9829         12.2633        12.0796                 May-12          12.2273         9.9232        11.4085

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

  DISTRIBUTION    GROUP I LOAN   EFF. GROUP II     EFF. WAC
      DATE           CAP (%)      LOAN CAP (%)      CAP (%)
     Jun-12          12.6323         10.2498        11.7852
     Jul-12          12.6299         10.2457        11.7817
     Aug-12          12.2201         9.9111         11.3983
     Sep-12          12.2177         9.9071         11.3949
     Oct-12          11.8336         9.5937         11.0355
     Nov-12          13.0552         10.5819        12.1735
     Dec-12          12.6176         10.2250        11.7643
     Jan-13          11.4683         9.2918         10.6917
     Feb-13          13.0476         10.5692        12.1628
     Mar-13          13.5110         10.9423        12.5935

--------------------------------------------------------------------------------

* Represents the final month of the interest rate cap agreement.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

APPENDIX A - INTEREST RATE CAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $109,689,940 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 84 months and a strike rate of 1-month LIBOR equal to 7.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available to pay basis risk shortfall carry forward amounts on the Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3 Certificates in the manner described herein. The notional amount of the Interest Rate Cap will amortize as specified in the amortization schedule below.

DEAL AGE          INTEREST RATE CAP           DEAL AGE          INTEREST RATE CAP           DEAL AGE         INTEREST RATE CAP
(MONTHS)         NOTIONAL AMOUNT ($)          (MONTHS)         NOTIONAL AMOUNT ($)          (MONTHS)        NOTIONAL AMOUNT ($)
--------         -------------------          --------         -------------------          --------        -------------------
   1                 109,689,940                 29                 59,867,895                 57                29,579,032
   2                 108,632,143                 30                 58,385,534                 58                28,839,851
   3                 107,447,104                 31                 56,939,450                 59                28,118,876
   4                 106,137,125                 32                 55,528,761                 60                27,415,663
   5                 104,704,971                 33                 54,152,608                 61                26,729,780
   6                 103,153,868                 34                 52,810,153                 62                26,060,804
   7                 101,487,496                 35                 51,500,578                 63                25,408,321
   8                  99,709,976                 36                 50,223,084                 64                24,771,931
   9                  97,825,857                 37                 48,976,893                 65                24,151,240
   10                 95,840,103                 38                 47,761,244                 66                23,545,865
   11                 93,758,070                 39                 46,575,395                 67                22,955,432
   12                 91,585,487                 40                 45,418,622                 68                22,379,576
   13                 89,328,431                 41                 44,290,218                 69                21,817,941
   14                 87,126,426                 42                 43,189,494                 70                21,270,181
   15                 84,978,137                 43                 42,115,777                 71                20,735,955
   16                 82,882,265                 44                 41,068,410                 72                20,214,934
   17                 80,837,539                 45                 40,046,753                 73                19,706,793
   18                 78,842,723                 46                 39,050,180                 74                19,211,220
   19                 76,896,605                 47                 38,078,082                 75                18,727,906
   20                 74,998,007                 48                 37,129,862                 76                18,256,551
   21                 73,145,778                 49                 36,204,939                 77                17,796,863
   22                 71,338,793                 50                 35,302,748                 78                17,348,557
   23                 69,575,957                 51                 34,422,733                 79                16,911,354
   24                 67,856,198                 52                 33,564,357                 80                16,484,982
   25                 66,178,474                 53                 32,727,090                 81                16,069,176
   26                 64,541,764                 54                 31,910,420                 82                15,663,678
   27                 62,945,074                 55                 31,113,845                 83                15,268,234
   28                 61,387,433                 56                 30,336,875                 84                14,882,599